UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2011 (November 16, 2011)

Chesapeake Granite Wash Trust

(Exact name of registrant as specified in its charter)

Delaware	001-35343	45-6355635
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Bank of New York Mellon Trust Company, N.A., Trustee Global Corporate Trust 919 Congress Avenue Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 852-1422

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

On November 16, 2011 (the “Closing Date”), Chesapeake Granite Wash Trust (the “Trust”) completed its initial public offering of 20,000,000 common units representing beneficial interests in the Trust (“Common Units”). The underwriters in the offering have exercised the option granted to them by the Trust to purchase an additional 3,000,000 Common Units. The option closing is scheduled to take place on November 23, 2011. In connection with the closing of the initial public offering, the Trust entered into the agreements described below.

On the Closing Date, the Trust and Chesapeake Exploration L.L.C., an Oklahoma limited liability company (“Chesapeake Exploration”) and a wholly owned subsidiary of Chesapeake Energy Corporation (“Chesapeake”), entered into (i) a Perpetual Overriding Royalty Interest Conveyance (PDP) and (ii) a Perpetual Overriding Royalty Interest Conveyance (PUD) (together, the “Perpetual Conveyances”), pursuant to which Chesapeake Exploration transferred to the Trust perpetual royalty interests in certain oil and natural gas properties in Oklahoma in which Chesapeake Exploration holds interests (the “Oil and Gas Properties”).

Also on the Closing Date, Chesapeake Exploration and Chesapeake E&P Holding Corporation, an Oklahoma corporation and a wholly owned subsidiary of Chesapeake (“Chesapeake E&P”), entered into (i) a Term Overriding Royalty Interest Conveyance (PDP) and (ii) a Term Overriding Royalty Interest Conveyance (PUD) (together, the “Term Conveyances”), pursuant to which Chesapeake Exploration transferred to Chesapeake E&P 20-year term royalty interests in the Oil and Gas Properties. Also on the Closing Date, the Trust and Chesapeake E&P entered into an Assignment of Term Overriding Royalty Interests (the “Assignment,” and collectively with the Term Conveyances and the Perpetual Conveyances, the “Conveyances”), pursuant to which Chesapeake E&P assigned to the Trust the term overriding royalty interests conveyed to Chesapeake E&P pursuant to the Term Conveyances.

The Conveyances were delivered on November 16, 2011 to be effective as of July 1, 2011. The Oil and Gas Properties covered by the Conveyances are located in Washita County, Oklahoma. The description of the Conveyances contained in the section entitled “Description of the Royalty Interests” of the prospectus, dated November 10, 2011 (File No. 333-175395), related to the initial public offering and filed with the Securities and Exchange Commission on November 14, 2011 pursuant to Rule 424(b) under the Securities Act of 1933 (the “Final Prospectus”), is incorporated herein by reference. Copies of the Conveyances are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to this Form 8-K and are incorporated herein by reference.

As consideration for the royalty interests conveyed to the Trust pursuant to the Conveyances, the Trust delivered to Chesapeake 12,062,500 Common Units, 11,687,500 subordinated units representing beneficial interests in the Trust (“Subordinated Units”) and the net proceeds of the Trust’s initial public offering, after deducting underwriting discounts, commissions and certain other expenses.

On the Closing Date, Chesapeake and the Trust entered into an Administrative Services Agreement (the “Administrative Services Agreement”) pursuant to which Chesapeake agreed to provide the Trust with certain accounting, bookkeeping, hedge management and informational services relating to the royalty interests described above. In exchange for providing these services to the Trust, Chesapeake will receive an administrative services fee of $200,000 per year. The description of the Administrative Services Agreement contained in the section entitled “The Trust – Administrative Services Agreement” of the Final Prospectus is incorporated herein by reference. A copy of the Administrative Services Agreement is filed as Exhibit 10.6 to this Form 8-K and is incorporated herein by reference.

On the Closing Date, Chesapeake, Chesapeake Exploration and the Trust entered into a Development Agreement (the “Development Agreement”) pursuant to which Chesapeake and Chesapeake Exploration agreed to drill certain horizontal oil and natural gas wells on the properties covered by certain of the Conveyances. In addition, Chesapeake Exploration and the Trust also entered into a Mortgage (the “Drilling Support Mortgage”), dated the Closing Date, pursuant to which Chesapeake Exploration granted to the Trust a mortgage lien on certain of Chesapeake Exploration’s leasehold interests in the Colony Granite Wash formation in order to secure the estimated amount of the drilling costs for the horizontal wells to be drilled under the Development Agreement. The description of the Development Agreement and the Drilling Support Mortgage contained in the section entitled “The Trust – Development Agreement and Drilling Support Lien” of the Final Prospectus is incorporated herein by reference. A copy of the Development Agreement and the Drilling Support Mortgage are filed as Exhibits 10.7 and 10.8 to this Form 8-K and are incorporated herein by reference.

On the Closing Date, Chesapeake, Chesapeake Exploration and the Trust entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which Chesapeake, Chesapeake Exploration and certain of their permitted transferees holding “registrable securities” of the Trust (as defined in the Registration Rights Agreement) are entitled, beginning 180 days after the date of the Registration Rights Agreement, to demand that the Trust use its reasonable best efforts to effect the registration of the registrable securities under the Securities Act of 1933. The holders of the registrable securities are entitled to demand a maximum of five such registrations. The description of the Registration Rights Agreement contained in the section entitled “Trust Units Eligible for Future Sale – Registration Rights Agreement” of the Final Prospectus is incorporated herein by reference. A copy of the Registration Rights Agreement is filed as Exhibit 10.9 to this Form 8-K and is incorporated herein by reference.

On the Closing Date, the Trust and Morgan Stanley Capital Group Inc. entered into a Master Agreement relating to certain commodity hedging transactions (the “Hedge Contract”) that were novated from Chesapeake to the Trust. The hedging arrangements cover a portion of the oil and natural gas liquids production attributable to the Trust through September 30, 2015. Chesapeake will act as hedge manager under the Hedge Contract. The Trust’s royalty interests in the Oil and Gas Properties are pledged to the hedge counterparties to provide credit support for the hedging arrangements, and the hedging counterparties may foreclose on such lien if, among other things, the Trust or Chesapeake is in material default of the drilling, payment or reporting requirements under the Hedge Contract, subject to applicable cure and notice periods. The description of the Hedge Contract contained in the section entitled “The Trust—Hedging Arrangements” of the Final Prospectus is incorporated herein by reference. A copy of the Hedge Contract is filed as Exhibit 10.10 to this Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

As partial consideration for the conveyance of the royalty interests in the Oil and Gas Properties, the Trust issued to Chesapeake 12,062,500 Common Units and 11,687,500 Subordinated Units. The Subordinated Units will automatically convert into Common Units on a one-for-one basis at the end of the fourth full calendar quarter following Chesapeake’s satisfaction of its drilling obligation to the Trust under the Development Agreement. The issuance of the Common Units and Subordinated Units to Chesapeake was undertaken in reliance upon the exemption from the registration requirements of the Securities Act of 1933 contained in Section 4(2) thereof.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Closing Date, Chesapeake, Chesapeake Exploration, The Bank of New York Mellon Trust Company, N.A., as trustee, and The Corporation Trust Company, as Delaware trustee, entered into an Amended and Restated Trust Agreement (the “Amended and Restated Trust Agreement”). The description of the Amended and Restated Trust Agreement contained in the section entitled “Description of the Trust Agreement” of the Final Prospectus is incorporated herein by reference. A copy of the Amended and Restated Trust Agreement is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Trust Agreement, dated as of November 16, 2011, by and among Chesapeake, Chesapeake Exploration, the Trust and The Corporation Trust Company.

10.1	Perpetual Overriding Royalty Interest Conveyance (PDP), dated as of November 16, 2011, by and between Chesapeake Exploration and the Trust.

10.2	Perpetual Overriding Royalty Interest Conveyance (PUD), dated as of November 16, 2011, by and between Chesapeake Exploration and the Trust.

10.3	Term Overriding Royalty Interest Conveyance (PDP), dated as of November 16, 2011, by and between Chesapeake Exploration and Chesapeake E&P.

10.4	Term Overriding Royalty Interest Conveyance (PUD), dated as of November 16, 2011, by and between Chesapeake Exploration and Chesapeake E&P.

10.5	Assignment of Term Overriding Royalty Interests, dated as of November 16, 2011, by and between Chesapeake E&P and the Trust.

10.6	Administrative Services Agreement, dated as of November 16, 2011, by and between Chesapeake and the Trust.

10.7	Development Agreement, dated as of November 16, 2011, by and among Chesapeake, Chesapeake Exploration and the Trust.

10.8	Drilling Support Mortgage, dated as of November 16, 2011, by and between Chesapeake Exploration and the Trust.

10.9	Registration Rights Agreement, dated as of November 16, 2011, by and among Chesapeake, Chesapeake Exploration and the Trust.

10.10	Hedge Contract, dated as of November 16, 2011, by and between Morgan Stanley Capital Group Inc. and the Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Chesapeake Granite Wash Trust

	By:	The Bank of New York Mellon Trust Company, N.A., as Trustee

Date: November 21, 2011	By:	/S/ MICHAEL J. ULRICH
	Name:	Michael J. Ulrich
	Title:	Vice President

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Trust Agreement, dated as of November 16, 2011, by and among Chesapeake, Chesapeake Exploration, the Trust and The Corporation Trust Company.

10.1	Perpetual Overriding Royalty Interest Conveyance (PDP), dated as of November 16, 2011, by and between Chesapeake Exploration and the Trust.

10.2	Perpetual Overriding Royalty Interest Conveyance (PUD), dated as of November 16, 2011, by and between Chesapeake Exploration and the Trust.

10.3	Term Overriding Royalty Interest Conveyance (PDP), dated as of November 16, 2011, by and between Chesapeake Exploration and Chesapeake E&P.

10.4	Term Overriding Royalty Interest Conveyance (PUD), dated as of November 16, 2011, by and between Chesapeake Exploration and Chesapeake E&P.

10.5	Assignment of Term Overriding Royalty Interests, dated as of November 16, 2011, by and between Chesapeake E&P and the Trust.

10.6	Administrative Services Agreement, dated as of November 16, 2011, by and between Chesapeake and the Trust.

10.7	Development Agreement, dated as of November 16, 2011, by and among Chesapeake, Chesapeake Exploration and the Trust.

10.8	Drilling Support Mortgage, dated as of November 16, 2011, by and between Chesapeake Exploration and the Trust.

10.9	Registration Rights Agreement, dated as of November 16, 2011, by and among Chesapeake, Chesapeake Exploration and the Trust.

10.10	Hedge Contract, dated as of November 16, 2011, by and between Morgan Stanley Capital Group Inc. and the Trust.